                                                                    EXHIBIT 99.4

                     CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration
     Statements on Form S-3 (Registration Nos. 33-59222 and 33-55837), Form S-4
     (Registration No. 333-99569) and Form S-8 (Registration Nos. 333-86248 and
     333-64531) of Metaldyne Corporation of our report dated March 11, 2003, except for Note 30, for which the date is August 21, 2003, relating to the financial statements, which appears in the Current Report on Form 8-K of
     Metaldyne Corporation dated August 22, 2003.

PricewaterhouseCoopers LLP

Detroit, Michigan
August 21, 2003